UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2005

Axcelis Technologies, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-30941	34-1818596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

108 Cherry Hill Drive, Beverly, Massachusetts		01915
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (978) 787-4000

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement

(a)          Modification of Executive Officer Base Compensation and Incentive Targets.   On May 12, 2005, the Compensation Committee of the Company’s Board of Directors modified the base compensation payable to certain executive officers and the percentage of base salary designated for certain executive officers as target cash bonus amount under the Company’s annual bonus plan, the Axcelis Team Incentive Plan.  In making these changes to executive compensation, the Committee applied its compensation philosophy to provide base salaries and target bonus compensation within the 50th percentile of such categories of compensation paid by similar companies for comparable positions, based on market benchmarking data compiled by external consulting firms.

After giving effect to the May 12, 2005 Compensation Committee actions, the following table sets forth each current officer’s current base compensation and annual incentive target under the Axcelis Team Incentive Plan as a percentage of salary.  These changes will be effective June 1, 2005.

Executive Officer	Title	Base Salary	ATI Target as a% of Base Salary
Mary G. Puma	President, Chief Executive Officer	$500,000	100%
Lynnette C. Fallon	Executive VP HR/Legal and General Counsel	$305,000	60%
Stephen G. Bassett	Executive Vice President and Chief Financial Officer	$276,000	60%
David Duff	Senior VP and GM, IIRTP	$240,000	45%
Matthew Flynn	Senior VP, Global Customer Operations	$275,000	50%
Kevin Brewer	Senior VP, Manufacturing Operations	$250,000	50%
Donald Palette	Senior VP, Finance	$215,000	40%
Craig Halterman	Senior VP, Chief Information Officer	$224,500	40%
Mark Namaroff	Senior VP, Marketing	$205,000	40%

The Axcelis Team Incentive Plan for Executive Officers adopted by the Compensation Committee of the Board of Directors on January 26, 2005 is filed as Exhibit 10.12 to the Company’s Form 10-K for the year ended December 31, 2004 (incorporated by reference to Exhibit 10.1 to the Company’s Report on Form 8-K filed with the Commission on January 31, 2005).  A description of the implementation of such plan for the fiscal year ending December 31, 2005 is described in such Form 8-K.

(b) Amendment of 2000 Stock Plan.    The Company’s 2000 Stock Plan is filed as Exhibit 10.1 to the Company’s Form 10-K for the year ended December 31, 2004 (incorporated by reference to Exhibit 10.1 to the Company’s Report on Form 10-K for the year ended December 31, 2003 filed with the Commission on March 8, 2004).   On May 12, 2005, the Board of Directors of the Company approved an amendment to the 2000 Stock Plan to eliminate the “evergreen” provision of the 2000 Stock Plan (which increases the number of shares available for issuance under the plan by up to 5 million each July 14th during the term of the plan), effective immediately.  As a result of this action, the number of shares available for issuance under the 2000 Stock Plan will not be subject to further increase and the maximum shares issuable under the 2000 Stock Plan (including shares previously issued and subject to outstanding options) will be 33,173,367 for the remaining term of the plan. Of this number, 17,502,517 shares remained available for issuance under the 2000 Stock Plan as of March 31, 2005.

(c) Amendment of the Employee Stock Purchase Plan.    The Company also maintains an Employee Stock Purchase Plan, an Internal Revenue Code Section 423 plan that allows employees to purchase Axcelis shares through salary deductions.  The Employee Stock Purchase Plan, as currently in effect, is filed as Exhibit 10.2 to the Company’s Form 10-K for the year ended December 31, 2004 (incorporated by reference to Exhibit 10.2 to the Company’s Report on Form 10-Q for the quarter ended September 30, 2000 filed with the Commission on November 14, 2000).  The Company has also filed an amended version of the Employee Stock Purchase Plan, as amended effective July 1, 2005, as Exhibit 10.13 to the Company’s Form 10-K for the year ended December 31, 2004.  In light of the delay in mandatory equity compensation expensing for the Company until January 1, 2006, pursuant to SEC rulemaking and FASB 123-R, on May 12, 2005 the Board of Directors of the Company approved a change to the effective date of the amended Employee Stock Purchase Plan to January 1, 2006. The Employee Stock Purchase Plan, as amended effective January 1, 2006, is filed as Exhibit 10.1 to this Form 8-K.

(d) Change of Control Agreements.  On May 12, 2005, the Board of Directors of the Company amended the form of Change of

Control Agreement to be entered into with each of the executive officers of the Company to provide that severance compensation will be paid in a lump sum within 30 days of a covered termination following a change in control, as defined in the agreement.  This modification was made to avoid subjecting the payments under the Change of Control Agreements to the deferred compensation provisions of the American Jobs Creation Act of 2004 (the “Jobs Act”).  These Change of Control Agreements provide that executive officers are entitled to severance compensation in the event there is both (1) a change in control and (2) a termination of employment within three years of that change in control for reasons other than voluntary resignation, cause, death or disability.

The Company will seek to replace the existing Change of Control Agreements entered into prior to May 12, 2005 with the new form of agreement by December 31, 2005, to ensure compliance with the Jobs Act.  To the extent executive officers decline to sign the new form, their current agreements will expire on the next anniversary date of their execution date.  New executive officers, including two elected by the Board of Directors on May 12, 2005, will be asked to sign the new form.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 9, 2005, the Company received notice that the Company’s Executive Vice President, and Chief Operating Officer, Michael Luttati, will resign from his position effective May 27, 2005.

Item 9.01                                                                                             Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
10.1	Axcelis Technologies, Inc. Employee Stock Purchase Plan, as amended through May 12, 2005, effective January 1, 2006. Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2005	Axcelis Technologies, Inc.

	By:	/S/ STEPHEN G. BASSETT
Stephen G. Bassett Chief Financial Officer

Exhibit No.	Exhibit Index
10.1	Axcelis Technologies, Inc. Employee Stock Purchase Plan, as amended through May 12, 2005, effective January 1, 2006. Filed herewith.